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                                                                    EXHIBIT 10.5


This GUARANTEE AND POSTPONEMENT OF CLAIM is dated for reference May 30, 2007 (P948 Release No. 1)

BETWEEN:
      MICHAEL DAVIES, 33251 Questa Way, Dana Point, California 92629, USA.

                                    (hereinafter referred to as "the Guarantor")
                                                               OF THE FIRST PART
AND:
      0761291 B.C. Ltd., a British Columbia company (Incorporation
      No.BC0761291) which has its registered and records office located at Suite 107 - 20644 Eastleigh Crescent, Langley, British Columbia, V3A 4C4.

      Paul Hughes, 7288 Beechwood Street, Vancouver, B.C. V6P 5V4

      Eat-Me Foods, Ltd., 404-1066 Hamilton Street, Vancouver, B.C. V6B 2R9

                                       (hereinafter referred to as "the Lender")
                                                              OF THE SECOND PART

A. WHEREAS the Guarantor is associated in business with Reclamation Consulting and Applications, Inc., a Colorado corporation (hereinafter referred to as the "Borrower") and has a financial interest in the business success of the Borrower;

B. AND WHEREAS the Lender has agreed to lend to the Borrower the sum of $400,000 on the security, INTER ALIA, of a Secured Convertible Debenture (hereinafter referred to as "the "Debenture");

C. AND WHEREAS the Lender, as a condition of making the said loan to the Borrower, has requested that the Guarantor provide the guarantee hereinafter contained;

      NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $400,000 now paid by the Lender to Reclamation Consulting and Applications, Inc. (the sufficiency and receipt of which by the Borrower is hereby acknowledged by the Guarantor), and in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the participants hereby agree each with the other as follows:

ARTICLE 1 -- DEFINITIONS AND INTERPRETATION

1.1 "Indebtedness" includes any and all advances to and debts (whether for principal, interest or otherwise), obligations, endorsements, duties, responsibilities, guarantees, indemnities, undertakings, promises and liabilities of the Borrower to the Lender under the Debenture heretofore, now, or henceforth made, incurred or created, whether due or not due, absolute or contingent, determined or undetermined, or whether recovery upon such indebtedness may be or may henceforth become barred by reason of any statute of limitations or may be, or may henceforth become otherwise unenforceable and irrespective of the genuineness, validity or regularity thereof, or of any security therefor or of the existence or extent of any such security.

1.2 "Participant" means either party to this Agreement. "Participants" means both parties to this Agreement.

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1.3   "Person" means any natural person, partnership, trust, society, body corporate, body politic and any other legal entity, including (without limiting the generality of the foregoing) any ministry, department, agency of, or statutory body created by, any government, including a municipal government. The term "person" as used herein means "person or persons" wherever the circumstances to which the provisions of this Agreement are to be applied shall reasonably admit or require.

1.4 Where a word or an expression is defined in this Agreement, other parts of speech and grammatical forms of the same word or expression have corresponding meanings. The words and expressions defined in this article shall have the meanings herein set out throughout this Agreement irrespective of whether they are printed in a bold font or otherwise emphasized, and irrespective of whether the first letter of each appears in upper case or lower case type.

1.5 Wherever any pronoun is used in this Agreement, the same shall be construed to mean the masculine or the feminine, the singular or the plural, or the body politic or body corporate, where the context in which this term is found within this Agreement or the circumstances to which the provisions of this Agreement are to be applied shall reasonably admit or require.

1.6 The terms and conditions herein set out shall enure to the benefit of and shall bind each of the participants and his every successor in interest, including, without limiting the generality of the foregoing, any and all companies succeeding a corporate participant by reason of amalgamation, all receivers and receiver-managers, all liquidators, all trustees-inbankruptcy, all committees, personal representatives and heirs.

ARTICLE 2 -- GUARANTEE

2.1 The Guarantor hereby unconditionally guarantees and covenants to pay or to cause to be paid to the order of the Lender any and all indebtedness of the Borrower to the Lender at any time immediately up on the Lender's demand for the same only at the time of default of the loan agreement between the Lender and the Borrower.

ARTICLE 3 -- REPRESENTATIONS AND WARRANTIES

3.1   The Guarantor represents and warrants to the Lender as follows:

      3.1.1 The execution and delivery of this Guarantee is not, and the performance of this Guarantee will not be, in contravention of, or in conflict with, any agreement, indenture or undertaking to which the Guarantor is a party or by which his property is or may be bound or affected and does not, and will not, cause any security interest, lien or other encumbrance to be created or imposed upon any such property, other than as herein contemplated.

      3.1.2 There is no litigation or other proceeding pending, or to the knowledge of the Guarantor, threatened against, or affecting him or his property which, if determined adversely to him, would have a materially adverse effect on his financial condition or property.

      3.1.3 The Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court of other governmental or regulatory authority which would have a materially adverse effect on his financial condition or property.

ARTICLE 4 -- GUARANTEE INDEPENDENT

4.1 The liability of the Guarantor hereunder is independent of the obligations of the Borrower, and a separate action may be brought and prosecuted against the Guarantor whether such action is brought or prosecuted against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor hereunder is independent of and not in consideration of or contingent upon the liability of any other person under any similar instrument and the release of, or cancellation by, any grantor of any similar instrument shall not act to release or otherwise affect the liability of the Guarantor hereunder.

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ARTICLE 5 -- AUTHORIZATION

5.1 The Guarantor authorizes the Lender, without notice or demand and without affecting the Guarantor's liability hereunder, from time to time:
      (a) to take and to hold security for the payment of the indebtedness hereby guaranteed, or any part thereof, and to exchange, to enforce, to waive or to release any such security and to apply any such security and direct the order or manner of sale thereof as the Lender in its discretion may determine;
      (b) to release or to substitute any one or more endorsers, guarantors and/or other obligors of this Guarantee or any other guarantee of the indebtedness hereby guaranteed, or any part thereof;
      (c)   to grant any other indulgence to the Borrower or to any other person in respect of the indebtedness hereby guaranteed; and/or
      (d)   to make advances under the Debenture to the Borrower or to such other person as any officer of the Borrower may direct.

ARTICLE 6 -- WAIVERS

6.1 The Guarantor waives the right to require the Lender to proceed against the Borrower, to proceed under or to exhaust any security held from the Borrower or to pursue any other remedy in the power of the Lender whatsoever and the Guarantor waives the right to have the property of the Borrower first applied to discharge the indebtedness hereby guaranteed. The Lender may, at its election, exercise any right or remedy against the Borrower or any security held by the Lender, including, without limitation, the right to foreclose upon any such security or to exercise any power of sale without affecting or impairing in any way the liability of the Guarantor hereunder, and the Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantor against the Borrower, or any such security, whether resulting from such election by the Lender or otherwise. The Guarantor waives any defense arising by reason of the Borrower ceasing to be liable, either in whole or in part, to the Lender for the indebtedness hereby guaranteed by way of bankruptcy, insolvency or other proceedings whereby liability otherwise existing is extinguished by operation of law.

6.2 Until all of the indebtedness hereby guaranteed has been paid in full the Guarantor shall have no right of subrogation. The Guarantor waives any right to enforce any remedy which the Lender now has or may in future have against the Borrower in respect of the indebtedness hereby guaranteed, and the Guarantor waives any benefit of, and any right to participate in, any security, whether on real or personal property or otherwise, now or henceforth held by the Lender until the indebtedness hereby guaranteed has been paid in full. The Guarantor acknowledges that this Guarantee is security in addition to the Debenture and that the Guarantor is obligated to pay any indebtedness of the Borrower to the Lender remaining unpaid, notwithstanding any sale of the land and the payment of the proceeds of sale to the Lender. The Guarantor waives presentment, notice of nonperformance, protest, notice of protest, notice of dishonour and notice of acceptance of this Guarantee and of the creation or incurring of new or additional indebtedness of the Borrower to the Lender. The Guarantor assumes the responsibility for being and keeping himself informed of the financial condition of the Borrower, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness which diligent inquiry would reveal and agrees that the Lender shall have no duty to advise the Guarantor of information known to it regarding any such condition or circumstance.

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ARTICLE 7 -- SECURITY

7.1 This Guarantee and the agreements of the Guarantor herein contained shall take effect and shall be and are hereby declared to be binding upon the Guarantor notwithstanding any defect in or omission from any instrument under which the Lender has taken any security for the indebtedness hereby guaranteed, or any part thereof, or any non-registration or non-filing or defective registration or filing thereof. The Guarantor hereby further agrees that any loss of any security received by the Lender from the Borrower or any other person, whether occasioned through the fault of the Lender or otherwise, shall not discharge pro tanto or limit or lessen the liability of the Guarantor under this Guarantee.

ARTICLE 8 -- EVIDENCE OF INDEBTEDNESS

8.1 A certificate issued by the Lender which avers the amount of the indebtedness of the Borrower to the Lender remaining unpaid at any time shall be conclusive and binding evidence of the amount of the said indebtedness, and all right to question in any way the Lender's present or future method of dealing with the Borrower or any person now or in future liable to the Lender for the indebtedness hereby guaranteed, or any part thereof, or with any security now or henceforth held by the Lender, or with any property covered by such security, is hereby waived by the Borrower.

ARTICLE 9 -- PRINCIPAL DEBTOR

9.1 For greater certainty, it is hereby declared to be the intention of the participants that this Guarantee shall be construed so as to impose the like obligation upon the Guarantor, as if the Guarantor had covenanted as principal obligant with the Borrower with respect to the indebtedness hereby guaranteed.

ARTICLE 10 -- BANKRUPTCY

10.1 Upon the bankruptcy of the Borrower or of any surety of the whole or of any part of the indebtedness hereby guaranteed, the rights of the Lender shall not be affected or impaired by any omission by the Lender to prove its claim or to prove its full claim. The Lender may prove such claim as it sees fit and may refrain from proving any claim and in the discretion of the Lender may value as it sees fit or refrain from valuing any security held by it without in any way releasing, reducing, or otherwise affecting the liability to the Lender of the Guarantor.

ARTICLE 11 -- POSTPONEMENT OF CLAIMS

11.1 All indebtedness and liability, present and future of the Borrower to the Guarantor is hereby assigned to the Lender and postponed to the indebtedness of the Borrower to the Lender, and all monies received by the Guarantor in respect thereof are received in trust for the Lender and forthwith on receipt shall be paid to the Lender, the whole without limiting the liability of the Guarantor under this Guarantee.

ARTICLE 12 -- GOVERNING LAW AND JURISDICTION

12.1 This Agreement shall be governed by and shall be construed in accordance with both the procedural and the substantive laws of the Province of British Columbia, Canada, to the exclusion of the law of any other jurisdiction. By entering into this Agreement the participants:
      (a) agree that any cause of action which arises in respect of the construction and/or the performance of this Agreement or any provision hereof shall be deemed to have arisen in the Province of British Columbia; and
      (b) accept and to attorn to the jurisdiction of the Supreme Court of British Columbia. The participants agree that no resort shall be taken to any other Court or tribunal in any other jurisdiction, save only where and in those instances in which it shall become necessary to seek the enforcement of an Order of the Supreme Court of British Columbia beyond its territorial jurisdiction.

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12.2  In the event that there should be carried on any litigation between or among the participants in respect of the construction or the performance of this Agreement, the Guarantor hereby waives any conduct money and which may be required to be paid to him pursuant to the Rules of Court. The Guarantor agrees to bear all costs of his transportation and accommodation and all living expenses incurred by him for the purpose of attending at examinations for discovery and trials conducted in the Province of British Columbia.

ARTICLE 13 -- GENERAL PROVISIONS

13.1 All agreements, representations and warranties made herein shall survive the execution and delivery of this Guarantee.

13.2 No failure or delay on the part of the Lender in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise of any such power, right or privilege. All powers, rights and privileges hereunder are in addition to, and not in substitution for, any powers, rights or privileges otherwise available.

13.3 No alteration, modification or waiver of this Guarantee or any of its terms, provisions or conditions shall be binding on the Lender unless made in writing.

13.4 Upon the execution and delivery by the Guarantor to the Lender of this Guarantee, this Guarantee shall be deemed to be finally executed and delivered by the Guarantor notwithstanding the failure or refusal of any other party to execute any like guarantee and shall not be subject to or affected by any promise or condition affecting or limiting the liability of the Guarantor except as set forth herein and no statement, representation, agreement or promise on the part of the Lender or any officer, employee or agent of the Lender unless contained herein forms any part of this guarantee, or has induced the making of it, or shall be deemed to affect the liability of the Guarantor hereunder.

13.5 Except as otherwise provided herein, any notice herein required or permitted to be given shall be in writing and may be sent by prepaid registered post, properly addressed, and if so sent shall be deemed to have been received 3 clear days after the mailing thereof, or may be delivered personally to a participant, and if so delivered shall be deemed to have been received at the time of delivery if a business day and otherwise if not a business day on the next succeeding business day. For the purpose hereof, the addresses of the participants shall be as shown on the first page hereof or such other address as may stipulated from time to time by notice in writing.

13.6 In case any provision of this Guarantee shall be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Guarantee and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13.7 This Guarantee shall be binding upon the Guarantor and his heirs, successors, executors, administrators and assigns and shall enure to the benefit of the Lender and its successors and assigns. The Lender may assign this Guarantee or any of its rights and powers hereunder without notice, together with all or any of the indebtedness hereby guaranteed, and in such event the assignee shall have the same rights and remedies as if originally named herein in place of the Lender and be subject to all equities between the Lender and the Guarantor then applicable.

13.8 The headings of the Articles of this Guarantee are inserted for convenience only and shall not be deemed to constitute a part hereof.

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13.9  The Guarantor hereby agrees to be responsible for and to pay all costs and expenses, including, without limitation, reasonable solicitor's fees and accountant's fees, incurred by the Lender in connection with the collection from the guarantors of the indebtedness hereby guaranteed.

      IN WITNESS WHEREOF the Guarantor gives, grants, executes and delivers this Guarantee to the Lender.


      SIGNED, SEALED & DELIVERED BY MICHAEL DAVIES THE PRESENCE OF THE UNDERSIGNED WITNESS:


                                        /s/ Michael Davies
                                        ----------------------------------------
Signature                               MICHAEL DAVIES



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